Business Update

Dave Meador, Executive Vice President and CFO

February 7, 2012

Safe Harbor Statement

The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; changes in the economic and financial viability of suppliers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of unconventional gas resources and challenges in estimating gas and oil reserves with certainty; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and risks discussed in public filings with the SEC. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and Detroit Edison’s 2010 Forms 10-K and 2011 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison.

Cautionary Note – The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as “probable reserves” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy’s 2010 Form 10-K and 2011 Forms 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by accessing its website at www.sec.gov or by calling 1-800-SEC-0330.

2

Overview

Utility Growth

Non—Utility Growth

3

Investment Thesis

DTE Energy has a plan it believes will provide 5%—6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet

– Utility growth plan driven by mandated investments

– Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns

– Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability

– Meaningful, low-risk growth opportunities in non-utility businesses continue to provide diversity in earnings and geography

5%-6% Average Annual EPS Growth Attractive Dividend

4

DTE Energy is an Integrated Energy Company

DTE Energy

Strong, Stable and Growing Utilities

~80% of DTE Energy's 2010 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~20% of DTE Energy's 2010 Earnings



Gas Storage & Pipelines



Power & Industrial Projects



Unconventional Gas Production



Energy Trading

5

Growth and Value Creation

Targeting 5%—6% Long-Term Operating EPS Growth

DTE Energy Operating Earnings Per Share*

$2.89

2008A 2009A 2010A 2011E 2012E 2013E 2014E 2015E

CAGR = ~7%

* Reconciliation to GAAP reported earnings included in the appendix

6

Dividend is Well Supported

Dividend Yield (as of January 2012)

-1% 0% 1% 2% 3% 4% 5% 6% TEG

VVC AEP

TE PGN WR PCG

PNW DTE 4.4% CMS

CNP SCG LNT

SO GXP

ED NI XEL NST WEC NVE

NU

DTE Energy Annualized Dividend

$2.35 $2.24 $2.12

2009 2010 2011

5.3% CAGR

Payout ratio in-line with 60%—70% target

Future increases supported by targeted 5%—6% EPS growth

7

Constructive Regulatory Environment

2008 Legislation Supports Utility Investment

File & Use Rates with 6 month self-implementation

Final order in 12 months

Forward-looking test year

Electric Choice cap

Renewable Portfolio Standard / Energy Optimization with fixed surcharge

Certificate of Need for large capital projects

Recent 2011 Detroit Edison Rate Order

$175 million rate increase

Full recovery/return on projected capital investments

10.5% authorized ROE

Modified revenue decoupling

Choice fully recovered in base rates

Economics support DTE Energy’s EPS Growth Plan

We remain focused on continuous improvement and customer satisfaction to support our constructive regulation

8

Continuous Improvement Efforts Offsetting Inflation and Other Costs

Utility Operations and Maintenance Expense*

($ millions)

inflation-adjusted O&M expense

$1,635

Target

$1,550 ~$1,575** $1,550

~$1,900

~$350

2005 2006 2007 2008 2009 2010 2011E 2012E

Utility O&M reduction of $60 million since 2005

*Excludes bad debt expense, energy efficiency and renewable energy **Includes $25 million of higher storm costs vs. 2010

Continuous Improvement Initiatives Driving Customer Satisfaction

MichCon Customer Complaints to the MPSC 578

150

2008 2009 2010 2011 Target

J.D. Power and Associates

2007 Gas Utility Residential Customer Satisfaction Study

High

Ranking MichCon

Low

Key Initiatives

Implemented 4 hour appointment blocks for service calls (97% on-time)

Focus on reducing errors in customer orders

Increased outreach to assist low-income customers

250,000 customer callbacks in 2011

J.D. Power and Associates

2011 Gas Utility Residential Customer Satisfaction Study

High

MichCon Ranking

Low

Overview

Utility Growth

Non—Utility Growth

Detroit Edison

Investment Profile, 2011 – 2016

Near term growth driven by mandated renewable energy and environmental investments

Potential longer term investments in additional environmental or new generation

(millions)

~$1,500

~$1,400

~$1,300 ~$1,300

~$1,250 ~$1,250

~$850

620 650 550 580 531 520

2007-2010 2011E 2012E 2013E 2014E 2015E 2016E Average

2012 – 2016

New Environmental/

Generation ~$550 Other Projects* ~$600

Renewables / EE ~$900 Environmental ~$1,300 Base ~$3,350 Depreciation

Rate

$10.4B $14.2B

Base

* Includes AMI, Ludington expansion and other investments

Detroit Edison

Strategic Options for EGU MACT*

Belle River Power Plant

Dry Sorbent Injection (DSI)

Testing of DSI is ongoing; expect to complete by year-end 2011

Flue Gas Desulfurization (FGD)

If DSI is not effective/economical, FGD may be economical at larger units

Retire unit if control technology is uneconomical

Reduced Emissions Fuel (REF)

Reduces Mercury and NOx

Expect to have facilities at 3 Detroit Edison plants

*Electric Generating Unit Maximum Achievable Control Technology

Detroit Edison

Coal Fleet Assessment

Assessment* of Detroit Edison Coal-Fired Capacity MW

313 MW (4%) 1,000 MW

(14%)

3,095 MW (43%)

Monroe

1,500 MW (21%)

Monroe Power Plant

1,260 MW (18%)

Belle River

*Based on preliminary testing

Monroe—largest plant comprising ~40% of the coal fleet—is deploying FGDs and SCRs

Belle River (18% of capacity)—may deploy either FGDs or DSI

Additional 21% of capacity – based on early testing DSI appears to work; retirement unlikely

Future viability of 14% of our fleet is highly dependent on success with DSI

– Potential for combined cycle gas turbine generation to backfill possible retirements

– Retirements beginning as early as 2015 4% of fleet will be retired

Detroit Edison

Renewable Energy Portfolio

17 MW Biomass

26 MW Wind

Gratiot Wind Energy

212 MW Wind

~$250M Capital Investment On-Line Late 2011/Early 2012

(102 MW Owned/110 MW Contracted)

Detroit Edison Owned Contracted

120 MW Wind

Thumb Wind Farms

~110 MW Wind

~$250M Capital Investment

On-Line 2012 / 2013

6 MW Landfill Gas

SolarCurrents Pilot:

7 MW Contracted

* Reconciliation to GAAP reported earnings included in the appendix

Projected Operating Earnings*

~$55

(millions, after-tax)

$30—$35

$10—$15

2011E 2012E 2013E 2014E 2015E 2016E

MichCon

Investment Profile, 2011 – 2016

Growth driven by investments in cast iron main renewal and meter move out program

(millions)

~$215 ~$210 ~$210 ~$210

~$195

~$180

102 105

95 99

88 91

2011E 2012E 2013E 2014E 2015E 2016E

Rate $2.5B $3.0B Base

2012 – 2016

Meter Move Out ~$115

Main Renewal ~$250

Base ~$675

Depreciation

MichCon

Main Renewal Program

Program Overview

10-year Main Replacement 670 miles

Capital Investment ~$500 million

Projected Impact on Leaks

Le aks of Number

2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Benefits

Improved safety and reliability

Accelerated replacement and retirement of poor performing mains

Reduction in operating costs through lower leak repair costs and lost gas

Fewer customer reported leaks, improving overall customer satisfaction

Overview

Utility Growth

Non—Utility Growth

Gas Storage and Pipeline

Strong Growth Potential in the Marcellus Shale

Bluestone

180K Acres Within

5 Miles of Bluestone

Southwestern Acreage

Bluestone Growth Opportunities

Initial investment (~$280 million) will serve Southwestern Energy production

Anticipated in-service beginning Q2 2012

Significant expansion opportunities

Potential to expand Bluestone north into NY

Looking for additional “Bluestone-like” opportunities

Millennium Mainline Expansions

Expect first two expansions to be on-line late 2012 and 2013

– Expands capacity by ~50% to 0.8 Bcf/d

Can be economically expanded to 1.5 Bcf/d

Power & Industrial Projects

Reduced Emissions Fuel (REF) Overview

REF facility at St. Clair Power Plant

REF facility at Monroe Power Plant

Program Overview

Facilities blend proprietary additives with coal, resulting in reduced mercury and NOx emissions

Demonstrated emissions reductions in excess of 40% mercury and 20% NOx

Qualifies for federal income tax credit* of ~$6.33 per ton in 2011

Host utility retains environmental benefits

*Section 45 (adjusts each year with inflation)

Power & Industrial Projects
REF Development Update

DTE Energy

Utility Host Sites (# of units)	In Service Date	Annual Tons (millions)	Tax Credit Monetization Status
Detroit Edison (3)	2009 (2)	2 - 5	Executed one agreement
	2011 (1)	7 - 9	Agreement executed
Midwest Utility (1)	2011	4 - 5	Partner search in progress
Midwest Utility (1)	2011	1 - 2	Partner search in progress
To Be Relocated (4)	2009 (3) 2011 (1)	TBD	Search to commence following relocation

Key Development Activities

- Achieved facility in-service by 12/31/11 for new units
- Complete test burns and commercial agreements with host utilities
- Attract tax credit monetization partners (price & structure)
- Achieve targeted production volumes

21

Summary

Constructive regulatory structure and focus on operational excellence and customer satisfaction enable meaningful growth at utilities

Continue to see attractive/premium return on non-utility investments

Long-term plan supports 5%—6% operating EPS growth

Year-End Earnings Call with Gerry Anderson and Dave Meador February 16, 2012, 9:00AM (ET)

Contact Us

DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Michigan Public Service Commission (MPSC)

The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate.

Commissioners are appointed to serve staggered six-year terms.

No more than two Commissioners may represent the same political party.

One commissioner is designated as chairman by the Governor.

John Quackenbush Orjiakor Isiogu Greg White

Chairman Commissioner Commissioner

Appointed: 9/15/11 Appointed: 9/9/07 Appointed: 12/4/09

Term Ends: 7/2/17 Term Ends: 7/2/13 Term Ends: 7/2/15 (Republican) (Democrat) (Independent)

Source: MPSC website—www.michigan.gov/mpsc—Jan. 2010

Gas Storage & Pipeline: Overview

Storage Assets

Pipeline Interests

Vector Pipeline – 40%

Fully contracted (6 year avg. term)

348 miles of pipe; 120,000 H.P. of compression at five stations

Millennium Pipeline – 26.25%

100% contracted (> 10 year avg. term)

222 miles of pipe; 15,000 H.P. of compression

DTE Gas Storage

Fully contracted (6 year avg. term)

90 Bcf of storage capacity in Michigan

26,200 H.P. of compression

Michigan Gathering Assets

Comprised of MichCon Lateral and

MichCon Gathering Companies

Two systems: One designed to handle liquid rich gas and the other for dry production gas

Barnett Shale Operating Metrics

Reserves (Bcfe)

555 489

201 Proven 234

354

255 Probable

(Unaudited)

YE2009 YE2010

Gross Producing Wells

194 209

YE2010 3Q 2011

Acreage Position (000’s Acres)

86 70

17 Net Developed 16 Acres

69 Net 54

Undeveloped Acres

YE2010 3Q 2011

Net Production (Bcfe) 5.5 4.8

YE2010 YE 2011 Est.

YTD September 30, 2011 Results

15 new wells on-line, 4 in progress

Production of 3.8 Bcfe

56% increase in oil sales volume year-over-year

Capital expenditures $23 million

Acquired 16k acres, net

2011 Goals

Continue to prudently manage and develop Barnett assets

Invest $25—$30 million

Drill 20—25 wells

Produce 5.5 Bcfe net, increase oil production

Develop oil reserves

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

(millions)

$10 $46 $36

YTD Sept. 30, 2011 Accounting YTD Sept. 30, 2011 Operating Earnings* Adjustments** Economic Net Income

$23 $23

$0

YTD Sept. 30, 2010 Accounting YTD Sept. 30, 2010 Operating Earnings* Adjustments** Economic Net Income

Economic net income equals economic gross margin*** minus O&M expenses and taxes. DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget.

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis.

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

Energy Trading Operating

Earnings*

($ millions, after-tax)

YTD YTD

9/30/2011 9/30/2010

Realized $51 $30

Unrealized 24 11

O&M / Other (39) (41)

$36 $0

DTE Energy

Reconciliation of YTD September 30, 2011 Reported to Operating Earnings

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

YTD 2011	Net Income (millions)							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$561	$345	$69	$42	($5)	$27	$36	$47
Michigan Corporate Income Tax Adjustment	(88)	-	-	-	-	-	-	(88)
Fermi 1 Asset Retirement Obligation	9	9	-	-	-	-	-	-
Operating Earnings	$482	$354	$69	$42	($5)	$27	$36	($41)

YTD 2011	EPS							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.30	$2.03	$0.41	$0.25	($0.03)	$0.16	$0.21	$0.27
Michigan Corporate Income Tax Adjustment	(0.52)	-	-	-	-	-	-	(0.52)
Fermi 1 Asset Retirement Obligation	0.05	0.05	-	-	-	-	-	-
Operating Earnings	$2.83	$2.08	$0.41	$0.25	($0.03)	$0.16	$0.21	($0.25)

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Reconciliation of 2010 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2010	Net Income ($millions)							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$630	$441	$127	$51	($11)	$85	$6	($69)
Performance Excellence Process - Cost to Achieve Deferral*	(20)	-	(20)	-	-	-	-	-
Settlement with Detroit Thermal	(3)	(3)	-	-	-	-	-	-
Operating Earnings	$607	$438	$107	$51	($11)	$85	$6	($69)

2010	$EPS							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.74	$2.62	$0.75	$0.30	($0.06)	$0.50	$0.04	($0.41)
Performance Excellence Process - Cost to Achieve Deferral*	(0.12)	-	(0.12)	-	-	-	-	-
Settlement with Detroit Thermal	(0.02)	(0.02)	-	-	-	-	-	-
Operating Earnings	$3.60	$2.60	$0.63	$0.30	($0.06)	$0.50	$0.04	($0.41)

* Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

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Reconciliation of 2009 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

FY 2009 — Net Income ($ millions)

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$532	$376	$80	$49	($9)	$31	$75	($70)
Gain on Sale - gathering and treating assets (before goodwill allocation)	(13)	-	(13)	-	-	-	-	-
Goodwill allocation - gathering and treating assets	13	-	13	-	-	-	-	-
Chrysler Bad Debt	5	4	-	-	-	1	-	-
General Motors Bad Debt	3	-	-	-	-	3	-	-
Antrim Hedge	3	-	-	-	-	-	-	3
Operating Earnings	$543	$380	$80	$49	($9)	$35	$75	($67)

FY 2009 — $EPS

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.24	$2.28	$0.49	$0.30	($0.05)	$0.19	$0.46	($0.43)
Gain on Sale - gathering and treating assets (before goodwill allocation)	(0.08)	-	(0.08)	-	-	-	-	-
Goodwill allocation - gathering and treating assets	0.08	-	0.08	-	-	-	-	-
Chrysler Bad Debt	0.03	0.02	-	-	-	0.01	-	-
General Motors Bad Debt	0.02	-	-	-	-	0.02	-	-
Antrim Hedge	0.01	-	-	-	-	-	-	0.01
Operating Earnings	$3.30	$2.30	$0.49	$0.30	($0.05)	$0.22	$0.46	($0.42)

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Reconciliation of 2008 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

FY 2008 — **Net Income ($ millions)**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$546	$331	$85	$38	$84	$40	$42	($94)	$20
Performance Excellence Process	6	-	4	-	-	1	1	-	-
Core Barnett Sale	(81)	-	-	-	(81)	-	-	-	-
Antrim hedge	13	-	-	-	-	-	-	13	-
Barnett Lease impairment	5	-	-	-	5	-	-	-	-
Crete Sale - Tax True up	2	-	-	-	-	-	-	2	-
Synfuel Discontinued Operations	(20)	-	-	-	-	-	-	-	(20)
Operating Earnings	$471	$331	$89	$38	$8	$41	$43	($79)	$0

FY 2008 — **$EPS**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$3.34	$2.03	$0.52	$0.23	$0.52	$0.25	$0.26	($0.59)	$0.12
Performance Excellence Process	0.05	-	0.03	-	-	0.01	0.01	-	-
Core Barnett Sale	(0.50)	-	-	-	(0.50)	-	-	-	-
Antrim hedge	0.08	-	-	-	-	-	-	0.08	-
Barnett Lease impairment	0.03	-	-	-	0.03	-	-	-	-
Crete Sale - Tax True up	0.01	-	-	-	-	-	-	0.01	-
Synfuel Discontinued Operations	(0.12)	-	-	-	-	-	-	-	(0.12)
Operating Earnings	$2.89	$2.03	$0.55	$0.23	$0.05	$0.26	$0.27	($0.50)	$0.00

32